UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: February 14, 2005 (date of earliest event reported)

    Tidelands Bancshares, Inc.
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

000-50707	02-0570232
(Commission File Number)	(IRS Employer Identification No.)

875 Lowcountry Blvd., Mount Pleasant, South Carolina (Address of principal executive offices)	29464 (Zip Code)

    (843) 388-8433
(Registrant's telephone number, including area code)

    n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Solicitingmaterial pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

        On February 14, 2005, the board of directors of Tidelands Bancshares, Inc. voted to amend the bylaws to change the age of retirement for directors from 75 years old to 72 years old. The amended bylaws are attached to this Form 8-K as Exhibit 3.1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

    (c)        Exhibits: The following exhibit is filed as part of this report:

Exhibit
Number                    Description

3.1                     Amended Bylaws of Tidelands Bancshares, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDELANDS BANCSHARES, INC.

Dated: October 9, 2006	By: /s/ Alan W. Jackson
Alan W. Jackson
Chief Financial Officer

Exhibit Index

Exhibit
Number               Exhibit

3.1                        Amended Bylaws of Tidelands Bancshares, Inc.

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